                                                                   EXHIBIT 99.10

                    SEVERANCE AGREEMENT AND MUTUAL RELEASE


     This Severance Agreement and Mutual Release ("Agreement") is made by and between eMachines, Inc. (the "Company"), and John Dickinson ("Employee").

     WHEREAS, Employee joined the Company pursuant to the terms and conditions of a written employment agreement ("Employment Agreement");

     WHEREAS, the Company and Employee have mutually agreed to terminate the employment relationship and to release each other from any claims arising from or related to the employment relationship;

     NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as "the Parties") hereby agree as follows:

     1.   Resignation. Employee shall resign from his position at the Company
          -----------
effective July 1, 2001 ("Resignation Date").

     2.   Consideration, Loan and Subsequent Release.
          ------------------------------------------

          (a)  Loan. Within eight (8) days after the date the Severance
               ----
Agreement and Mutual Release is executed by Employee ("the Effective Date"), the Company agrees to loan Employee a lump sum in an amount of three hundred sixty two thousand six hundred forty four dollars and 71/100 ($362,644.71) (the "Loan") subject to the terms and conditions of the promissory note (the "Note") attached as Exhibit A to this Agreement. Employee shall execute the Note prior to receiving any payment under this Section 2(a).

          (b)  Salary Through the Resignation Date; Bonus. From the date that
               ------------------------------------------
this Agreement is signed by both Parties through the Resignation Date, the Company will pay Employee as compensation for his services a base salary at the annualized rate of $275,000 (the "Base Salary"). The Base Salary will be paid periodically in accordance with the Company's normal payroll practices and be subject to the usual, required withholding. Up through the Resignation Date, the Company shall continue to provide Employee Medical, Dental and Life Insurance (if applicable). Employee shall have the right to convert his health insurance benefits to individual coverage pursuant to COBRA (at Employee's expense) until the earlier of (a) 18 months following the Resignation Date or (b) Employee obtaining other employment providing comparable medical and dental insurance to that of the Company. The Company shall have no obligation to pay Employee's COBRA benefits. In addition, within eight (8) days after the Resignation Date, the Company agrees to pay to Employee a lump sum in an amount of fifty thousand dollars ($50,000), less applicable withholding; provided that Employee has successfully restructured the Internet business unit of the Company, by, among other things, (1) terminating eWare as a product resident on existing eMachines customer computers; (2) transitioning eKeys as a product existing on current eMachines computers to a third party if possible (if such transition is not possible, then terminating eKeys as a product resident on eMachines customer computers); (3) terminating the eKey product on eMachine products sold starting with the advent of the Microsoft Windows/XP operating system; (4) using Employee's best efforts to terminateing, sub-leaseing or settleing eMachines' leases in San Francisco, Scotts Valley and New York (the Company to use its best efforts to support and assist Employee in these regards); (5) successfully transitioning significant accounts such as AOL and eMachines.net to existing employees; (6) putting in place processes and procedures to maintain the customer databases, if any, associated with eWare and the eKeys; and (7) preparing a memorandum summarizing the significant open items with respect to the Internet business unit and providing existing employees with sufficient knowledge to take over such items (the successful completion of (1)-(7) above and the successful restructuring of the Internet business unit shall be defined as Employee's substantial compliance with the foregoing as determined, in good faith, by the CEO and the CFO of the Company, which determination shall not be unreasonably withheld)as determined by the CEO and CFO of the Company); provided, further, that Employee has executed the General Release (as defined below) on the Resignation Date and not revoked it. In the event the Company requests the assistance of Employee after the Effective Date and prior to the Resignation Date in any pending or future claims or disputes, the Employee shall provide such assistance to the Company on reasonable advance notice, and the Company shall pay any reasonable out-of-pocket expenses incurred by Employee in providing such assistance.

          (c)  Repayment of the Loan. Within eight (8) days after the
               ---------------------
Resignation Date, the Company shall pay Employee a lump sum of five hundred sixty one thousand eight hundred four dollars and 36/100 ($561,804.36), subject to applicable withholding; provided, that Employee has executed the General Release on the Resignation Date and has not revoked it; provided, further, that Company shall first apply any amounts to be paid to Employee under this Section 2(c) to the repayment of the Note (and Employee shall not receive any such amounts which are applied to repayment of the Note) and any remaining amounts, if any, shall then be paid to Employee.

          (d)  Execution of Subsequent Release. The Parties agree to execute the
               -------------------------------
General Release attached hereto as Exhibit B (the "General Release") on the Resignation Date.

     3.   Release of Claims.  Employee agrees that the foregoing consideration
          -----------------
represents settlement in full of all outstanding obligations owed to Employee by the Company. Employee and the Company, on behalf of themselves, and their respective heirs, family members, executors, officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, hereby fully and forever release each other and their respective heirs, family members, executors, officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agree not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation,

          (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

          (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

          (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

          (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act; the California Fair Employment and Housing Act, and Labor Code section 201, et seq. and section 970, et seq.;

          (e) any and all claims for violation of the federal, or any state, constitution;

          (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

          (g)  any and all claims for attorneys' fees and costs.

The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement, or after the Effective Date of this Agreement. This Agreement shall not operate or be construed to release the Company from any obligations it may have (under Labor Code (S) 2802 or otherwise) to indemnify and defend Employee from any claims asserted against him as a result of his good faith performance of services for Company during his employment.

     4.   Acknowledgment of Waiver of Claims under ADEA. Employee acknowledges
          ---------------------------------------------
that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has at least twenty-
                 -----
one (21) days within which to consider this Agreement; (c) he has at least seven
(7) days following the execution of this Agreement by the parties to revoke the Agreement; and (d) this Agreement shall not be effective until the revocation period has expired. Nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law.

     5.   Civil Code Section 1542. The Parties represent that they are not
          -----------------------
aware of any claim by either of them other than the claims that are released by this Agreement. Employee and the

Company acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

                A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
                WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT
                TO EXIST IN HIS FAVOR AT THE TIME OF
                EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM
                MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT
                WITH THE DEBTOR.

     Employee and the Company, being aware of said code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

     6.   No Pending or Future Lawsuits. Employee represents that he has no
          -----------------------------
lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

     7.   Confidentiality. The Parties hereto each agree to use their best
          ---------------
efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as "Severance Information"). Each Party hereto agrees to take every reasonable precaution to prevent disclosure of any Severance Information to third parties, and each agrees that there will be no publicity, directly or indirectly, concerning any Severance Information. The Parties hereto agree to take every precaution to disclose Severance Information only to those employees, officers, directors, attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such Severance Information.

     8.   No Admission of Liability. The Parties understand and acknowledge
          -------------------------
that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

     9.   Arbitration. The Parties agree that any and all disputes arising out
          -----------
of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Orange County before the American Arbitration Association under its California Employment Dispute Resolution Rules, or by a judge to be mutually agreed upon. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorney's fees and costs.

     10.  Authority. The Company represents and warrants that the undersigned
          ---------
has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

     11.  No Representations. Each party represents that it has had the
          ------------------
opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

     12.  Severability. In the event that any provision hereof becomes or is
          ------------
declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     13.  Entire Agreement. This Agreement, and its Exhibits, represent the
          ----------------
entire agreement and understanding between the Company and Employee concerning Employee's separation from the Company, and supersede and replace any and all prior agreements and understandings concerning Employee's relationship with the Company and his compensation by the Company. The Company's standard Confidential Information and Invention Assignment Agreement (the "Confidential Information Agreement") entered into between Employee and the Company shall remain in full force and effect.

     14.  No Oral Modification. This Agreement may only be amended in writing
          --------------------
signed by Employee and the President of the Company.

     15.  Governing Law. This Agreement shall be governed by the laws of the

State of California.

     16.  Effective Date. This Agreement is effective seven days after it has
          --------------
been signed by both Parties.

     17.  Counterparts. This Agreement may be executed in counterparts, and
          ------------
each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

     18.  Voluntary Execution of Agreement. This Agreement is executed
          --------------------------------
voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

          (a)  They have read this Agreement;

          (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

          (c) They understand the terms and consequences of this Agreement and of the releases it contains;

          (d) They are fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

                                            eMachines, Inc.


     Dated: 4/10/01                      By /s/ JOHN A. MUSKOVICH
            ________________                ___________________________________
                                            By:
                                            Name: John A. Muskovich



                                            John Dickinson, an
                                            individual

     Dated: 4/10/01                      /s/ JOHN DICKINSON
            ________________             ______________________________________
                                             John Dickinson

                                GENERAL RELEASE

          This General Release ("Agreement") is made by and between eMachines, Inc. (the "Company"), and John Dickinson ("Employee"), as of July 1, 2001 (the "Resignation Date").

          WHEREAS, Employee and the Company entered into a Severance Agreement and Release ("Severance Agreement") whereby the Employee and the Company mutually agreed to release each other from any claims arising from or related to the employment relationship between the Employee and the Company for the consideration set forth in such agreement;

          NOW THEREFORE, in consideration of the mutual promises made therein, the Company and Employee (collectively referred to as "the Parties") hereby agree as follows:

          1.  Resignation.  Employee resigned from his position at the Company
              -----------
effective on the Resignation Date.

          2.  Incorporation of Certain Terms.  The terms of Section 2 of the
              ------------------------------
Severance Agreement are hereby incorporated into this Agreement in their entirety.

          3.  Benefits.  Employee shall have the right to convert his health
              --------
insurance benefits to individual coverage pursuant to COBRA (at Employee's expense) until the earlier of (a) 18 months following the Resignation Date or
(b) Employee obtaining other employment providing comparable medical and dental insurance to that of the Company. The Company shall have no obligation to pay Employee's COBRA benefits.

          4.  Confidential Information.  Employee shall continue to maintain the
              ------------------------
confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement between Employee and the Company. Employee shall return all the Company property and confidential and proprietary information in his possession to the Company on the Resignation Date. In the event the Company requests the assistance of Employee after the Resignation Date in any pending or future claims or disputes, the Employee shall provide such reasonable assistance to the Company on reasonable advance notice, and the Company shall pay any reasonable out-of-pocket expenses incurred by Employee in providing such assistance.

          5.  Payment of Salary.  Employee acknowledges and represents that the
              -----------------
Company has paid all salary, wages, bonuses, accrued vacation, commissions and any and all other benefits due to Employee.

          6.  Release of Claims.  Employee agrees that the foregoing
              -----------------
consideration represents settlement in full of all outstanding obligations owed to Employee by the Company. Employee and the Company, on behalf of themselves, and their respective heirs, family members, executors, officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, hereby fully and forever release each other and their respective heirs, family members, executors, officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agree not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation,

          (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;
          (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;
          (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;
          (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act; the California Fair Employment and Housing Act, and Labor Code section 201, et seq. and section 970, et seq.;
          (e) any and all claims for violation of the federal, or any state, constitution;
          (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and
          (g) any and all claims for attorneys' fees and costs.

The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement. This Agreement shall not operate or be construed to release the Company from any obligations it may have (under Labor Code (S) 2802 or otherwise) to indemnify and defend Employee from any claims asserted against him as a result of his good faith performance of services for Company during his employment, nor shall this Release operate or be construed to release or extinguish the Company's obligations to pay Employee the payments called for under Sections 2(b) and 2(c) of the parties' Severance Agreement and Mutual Release.

          7.  Acknowledgment of Waiver of Claims under ADEA.  Employee
              ---------------------------------------------
acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has at least twenty-one (21)
         -----
days within which to consider this Agreement; (c) he has at least seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (d) this Agreement shall not be effective until the revocation period has expired. Nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law.

          8.  Civil Code Section 1542.  The Parties represent that they are not
              -----------------------
aware of any claim by either of them other than the claims that are released by this Agreement. Employee and the Company acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

              A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          Employee and the Company, being aware of said code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

          9.   No Pending or Future Lawsuits.  Employee represents that he has
               -----------------------------
no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

          10.  Confidentiality.  The Parties hereto each agree to use their best
               ---------------
efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as "Severance Information"). Each Party hereto agrees to take every reasonable precaution to prevent disclosure of any Severance Information to third parties, and each agrees that there will be no publicity, directly or indirectly, concerning any Severance Information. The Parties hereto agree to take every precaution to disclose Severance Information only to those employees, officers, directors, attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such Severance Information.

          11.  No Admission of Liability.  The Parties understand and
               -------------------------
acknowledge that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or

(b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

          12.  Arbitration.  The Parties agree that any and all disputes arising
               -----------
out of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Orange County before the American Arbitration Association under its California Employment Dispute Resolution Rules, or by a judge to be mutually agreed upon. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorney's fees and costs.

          13.  Authority.  The Company represents and warrants that the
               ---------
undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

          14.  No Representations.  Each party represents that it has had the
               ------------------
opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

          15.  Severability.  In the event that any provision hereof becomes or
               ------------
is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

          16.  Entire Agreement.  This Agreement and the Severance Agreement
               ----------------
entered into preceding this Agreement, represent the entire agreement and understanding between the Company and Employee concerning Employee's separation from the Company, and supersede and replace any and all prior agreements and understandings concerning Employee's relationship with the Company and his compensation by the Company. The Company's standard Confidential Information and Invention Assignment Agreement (the "Confidentiality Agreement") entered into between Employee and the Company shall remain in full force and effect.

          17.  No Oral Modification.  This Agreement may only be amended in
               --------------------
writing signed by Employee and the President of the Company.

          18.  Governing Law.  This Agreement shall be governed by the laws of
               -------------
the State of California.

          19.  Effective Date.  This Agreement is effective seven days after it
               --------------
has been signed by both Parties.

          20.  Counterparts.  This Agreement may be executed in counterparts,
               ------------
and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

          21.  Voluntary Execution of Agreement.  This Agreement is executed
               --------------------------------
voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:
          (a)  They have read this Agreement;
          (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;
          (c) They understand the terms and consequences of this Agreement and of the releases it contains;
          (d) They are fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.
                                              eMachines, Inc.

           Dated:  _______________            By ___________________________
                                                  By:
                                                  Name:

                                              John Dickinson, an
                                              individual
           Dated:  ________________           ______________________________
                                              John Dickinson